LETTER OF TRANSMITTAL

                    CONTINENTAL AIRLINES, INC.

                         Offer to Exchange

                    9 1/2% Senior Notes due 2001,

  which have been registered under the Securities Act
                      of 1933, as amended,

                    for any and all Outstanding

                    9 1/2% Senior Notes due 2001,

         Pursuant to the Prospectus, dated January , 1997.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
  ________________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
      TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK
            CITY TIME, ON ____________________, 1997.

  Delivery to: Texas Commerce Bank National Association, Exchange
                               Agent

             By Mail:                          By Hand:
   Texas Commerce Bank National      Texas Commerce Bank National
           Association                        Association
          P.O. Box 2320                     One Main Place
     Dallas, Texas 75221-2320        1201 Main Street, 18th Floor
Attention: Frank Ivins, Registered        Dallas, Texas 75202
           Bond Events             Attention: Frank Ivins, Registered
                                              Bond Events
                     Telephone: (214) 672-5678
                     Facsimile: (214) 672-5746



           Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

           The undersigned acknowledges receipt of the Prospectus, dated January , 1997 (the "Prospectus"), of
Continental Airlines, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $250,000,000 of 9 1/2% Senior Notes due 2001 (the "New Notes") for an equal principal amount of the outstanding 9 1/2% Senior Notes due 2001 (the "Old Notes").

           For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The New Notes will accrue interest at the applicable per annum rate from December 10, 1996 (the "Issue Date"). Interest on the New Notes is payable on June 15 and December 15 of each year commencing June 15, 1997. In the event that neither the consummation of the Exchange Offer nor the declaration by the Commission of the Shelf Registration Statement to be effective (each a "Registration Event") occurs on or prior to the 105th calendar day after the Issue Date, the interest rate per annum borne by the Notes shall be increased by 0.50% from and including the 106th calendar day after the Issue Date, but excluding the date on which a Registration Event occurs. In the event that the Shelf Registration Statement ceases to be effective at any time, during the period the Company is required to keep such Shelf Registration Statement effective, for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate per annum borne by the Notes shall be increased by 0.50% from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

           This Letter is to be completed by a holder of Old Notes either if Old Notes are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

           The undersigned  has completed the  appropriate  boxes
below  and  signed  this  Letter  to  indicate   the  action  the
undersigned desires to take with respect to the Exchange Offer.

           List below the Old Notes to which this Letter relates.
If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------
 DESCRIPTION OF OLD NOTES        1            2           3
------------------------------------------------------------------
                                          Aggregate
Name(s) and Address(es) of  Certificate   Principal   Principal
   Registered Holder(s)      Number(s)*   Amount of     Amount
(Please fill in, if blank)               Old Note(s)  Tendered**
------------------------------------------------------------------
                            --------------------------------------
                            --------------------------------------
                               Total
------------------------------------------------------------------
*   Need not be  completed  if Old Notes are  being  tendered  by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of
    principal   amount  of  $1,000  and  any  integral   multiple
    thereof.  See Instruction 1.
------------------------------------------------------------------

/_/   CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY
      BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
      EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND
      COMPLETE THE FOLLOWING:

      Name of Tendering Institution_______________________________

      Account Number_____________ Transaction Code Number_________

/_/   CHECK  HERE IF  TENDERED  OLD  NOTES  ARE  BEING  DELIVERED
      PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT
      TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s)_____________________________

      Window Ticket Number (if any)_______________________________

      Date of Execution of Notice of Guaranteed Delivery__________

      Name of Institution which guaranteed delivery_______________

      If Delivered by Book-Entry Transfer, Complete the Following:

      Account Number____________  Transaction Code Number_________

/_/   CHECK HERE IF YOU ARE A  BROKER-DEALER  AND WISH TO RECEIVE
      10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
      AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:_______________________________________________________

      Address:____________________________________________________

        PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

           Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

           The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

           The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in  exchange  for the Old  Notes  pursuant  to the Exchange
Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement with any person to participate in the distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

           The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

           Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes".

           THE  UNDERSIGNED,   BY  COMPLETING  THE  BOX  ENTITLED
"DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE
DEEMED  TO HAVE  TENDERED  THE OLD NOTES AS SET FORTH IN SUCH BOX
ABOVE.

-----------------------------------  ----------------------------------
  SPECIAL ISSUANCE INSTRUCTIONS        SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 3 and 4)          (See Instructions 3 and 4)


   To be completed ONLY if To be completed ONLY if certificates for Old Notes not certificates for Old Notes not exchanged and/or New Notes are to exchanged and/or New Notes are be issued in the name of and sent to be sent to someone other than to someone other than the the person(s) whose signature(s) person(s) whose signature(s) appear(s) on this Letter above appear(s) on this Letter above, or to such person(s) at an or if Old Notes delivered by address other than shown in the book-entry transfer which are not box entitled "Description of Old
accepted  for  exchange  are to be   Notes" on this Letter above.
returned  by credit to an  account
maintained   at   the   Book-Entry
Transfer  Facility  other than the
account indicated above.
Issue New Notes and/or Old Notes     Mail New Notes and/or Old Notes
to:                                  to:

Name(s):.........................    Name(s):.........................
      (Please Type or Print)              (Please Type or Print)
 .................................    .................................
      (Please Type or Print)              (Please Type or Print)
Address:.........................    Address:.........................
 .................................    .................................
       (Including Zip Code)                (Including Zip Code)
(Complete accompanying Substitute
            Form W-9)
  Credit unexchanged Old Notes
  delivered by book-entry
  transfer to the Book-Entry
  Transfer Facility account set
  forth below.

-----------------------------------
  (Book-Entry Transfer Facility
  Account Number, if applicable)
-----------------------------------  ----------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

              PLEASE READ THIS LETTER OF TRANSMITTAL
            CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

---------------------------------------------------------------------
                          PLEASE SIGN HERE
             (TO BE COMPLETED BY ALL TENDERING HOLDERS)
            (Complete accompanying Substitute Form W-9)
Dated:........................................................, 1997

   ...........................................................x

   ...........................................................x
                      (Signature(s) of Owner)           (Date)
    Area Code and Telephone Number:...........................

      If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.
    Name(s):..................................................
    ..........................................................
                      (Please Type or Print)

    Capacity:.................................................

    Address:..................................................
    ..........................................................
                       (Including Zip Code)
                       SIGNATURE GUARANTEE
                  (if required by Instruction 3)
    Signature(s) Guaranteed by
    an Eligible Institution:..................................
                      (Authorized Signature)

    ..........................................................
                                (Title)

    ..........................................................
                            (Name and Firm)
Dated:........................................................, 1997

---------------------------------------------------------------------

                           INSTRUCTIONS

 Forming Part of the Terms and Conditions of the Offer to Exchange
                    9 1/2% Senior Notes due 2001,
  which have been registered under the Securities Act of 1933, as amended,
                    for any and all Outstanding
                    9 1/2% Senior Notes due 2001,
                    Continental Airlines, Inc.

1.    Delivery of this Letter and Old Notes; Guaranteed Delivery
      Procedures.

           This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

           Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration
Date,   the  Exchange  Agent  must  receive  from  such  Eligible
Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

           The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

           See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to holders of Old Notes who tender by book-entry transfer).

           If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old
Notes--Principal Amount Tendered". A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.    Signatures of this Letter; Bond Powers and Endorsements;
      Guarantee of Signatures.

           If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

           If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

           If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

           When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

           If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

           If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

           Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

           Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry
Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.    Special Issuance and Delivery Instructions.

           Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.    Tax Identification Number.

           Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

           Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

           To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.    Transfer Taxes.

           The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

           Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.    Waiver of Conditions.

           The  Company  reserves  the  absolute  right  to waive
satisfaction   of  any  or  all  conditions   enumerated  in  the
Prospectus.

8.    No Conditional Tenders.

           No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

           Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.    Mutilated, Lost, Stolen or Destroyed Old Notes.

           Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   Requests for Assistance or Additional Copies.

           Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

             TO BE COMPLETED BY ALL TENDERING HOLDERS
                        (See Instruction 5)

             PAYOR'S NAME: CONTINENTAL AIRLINES, INC.

-----------------------------------------------------------------------
SUBSTITUTE       Part  1 --  PLEASE  PROVIDE
Form W-9         YOUR  TIN  IN  THE  BOX AT   TIN:_____________________
                 RIGHT   AND   CERTIFY   BY     (Social Security Number
                 SIGNING AND DATING BELOW.       or Employer Identification
                                                        Number)
                 ------------------------------------------------------
Department of    Part 2 -- TIN Applied For /_/
the Treasury
                 ------------------------------------------------------
Internal         CERTIFICATION:  UNDER THE  PENALTIES  OF  PERJURY,  I
Revenue Service  CERTIFY THAT:

                 (1)   the  number  shown on this  form is my  correct
Payor's Request        Taxpayer  Identification  Number  (or I am waiting
For                    for a number to be issued to me).
Taxpayer         (2)   I am not subject to backup  withholding  either
Identification         because:    (a)   I   am   exempt    from   backup
Number                 withholding,  or (b) I have not been  notified  by
("TIN") and            the  Internal  Revenue  Service (the "IRS") that I
Certification          am subject to backup  withholding as a result of a
                       failure to report all  interest or  dividends,  or
                       (c) the IRS has notified me that I am no longer subject to backup witholding, and
                 (3)   any other information  provided on this form is
                       true and correct.

                 SIGNATURE..............   DATE........................
-----------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-----------------------------------------------------------------------

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
             THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

-----------------------------------------------------------------------
        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

-----------------------------------------------------------------------
                 Signature                             Date
-----------------------------------------------------------------------